Summary Prospectus

February 28, 2023

Class / Ticker:  A / CSQAX  I / CSQIX

Credit Suisse Multialternative Strategy Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2023, as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks positive absolute returns.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 92 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and on page 97 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Class	A	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.04%	1.04%
Distribution and service (12b-1) fee	0.25%	NONE
Other expenses[2]	0.39%	0.39%
Acquired fund fees and expenses[4]	0.06%	0.06%
Total annual fund operating expenses[3]	1.74%	1.49%
Less: amount of fee limitations/expense reimbursements[5]	0.58%	0.58%
Total annual fund operating expenses after fee limitations/expense reimbursements	1.16%	0.91%

1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

2  The fund may invest in Credit Suisse Cayman Multialternative Strategy Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. "Other expenses" include expenses of both the fund and the Subsidiary.

3  The "Total annual fund operating expenses" in the table above do not correlate to the ratio of expenses to average net assets found within the Financial Highlights section of the Prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

4  Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.

5  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.10% of the fund's average daily net assets for Class A shares and 0.85% of the fund's average daily net assets for Class I shares at least through February 28, 2024. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2024.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

Portfolio Turnover

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$637	$991	$1,368	$2,423
CLASS I (with or without redemption)	$93	$414	$758	$1,730

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the fiscal year ended October 31, 2022, the fund's portfolio turnover rate was 482% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks positive absolute returns. It pursues its investment objective by utilizing a macro-aware investment process to allocate capital across a range of investment strategies. The fund primarily, but not exclusively, allocates to directional and/or relative value strategies that take long and/or short positions in instruments across all major asset groups.

As a component of its overall investment process, Credit Suisse may utilize certain quantitative models and methodologies to guide its investment approach or security selection although the use of such models and methodologies may vary, on a discretionary basis, based on market environments and economic trends as determined by Credit Suisse.

The fund may invest globally (including in emerging markets) and there are no geographic limits on the fund's holdings. The instruments in which the fund may invest may be U.S. dollar or non-U.S. dollar denominated. The fund may have exposure to issuers of any size or credit quality. The fund intends to engage in active and frequent trading.

The percentage of the fund's portfolio exposed to each asset class and geographic region will vary from time to time. The fund may invest in a broad range of instruments, including equities, American Depositary Receipts and Global Depositary Receipts, other mutual funds, exchange-traded funds ("ETFs"), warrants, bonds (both investment grade and below investment grade (commonly referred to as "junk bonds")), currencies, commodities, futures, exchange-traded and over-the-counter put and call options (both covered and uncovered) and total return and excess return swaps, either by investing directly in these instruments or, in the case of commodities and certain commodity-linked instruments, indirectly, by investing in the Subsidiary (as described below) that invests in such commodities and commodity-linked instruments. The fund also may invest in cash and cash equivalents. As a result of the fund's use of derivatives, the fund may hold significant amounts of high-quality, short-term securities, including U.S. Treasuries, shares of money market funds and repurchase agreements. The fund may also invest in high-yield securities to earn income, as well as to achieve its investment objective.The fund may invest in bonds of any maturity or duration.

The fund primarily will gain exposure to commodities and commodity-linked instruments through investments in the Credit Suisse Cayman Multialternative Strategy Fund, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary will invest in (long and short) commodity-linked futures and swaps, as well as certain money market instruments, including U.S. government securities, money market fund shares, repurchase agreements and other high-quality, short-term fixed income instruments. The primary purpose of the money market instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments may also earn income for the Subsidiary. The Subsidiary is managed by Credit Suisse and has the same investment objective as the fund. The fund may invest up to 25% of its total assets in the Subsidiary. Investment in the Subsidiary is expected to provide the fund with commodity exposure within the limitations of the federal tax requirements that apply to the fund. Investments in other Credit Suisse Funds may provide the fund with exposure to other securities and financial instruments in addition to commodities and commodity-linked instruments.

For defensive purposes, due to abnormal market conditions or economic situations as determined by Credit Suisse, the fund may invest up to 100% of its total assets in cash or certain short-term securities. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its goal.

The fund is "non-diversified," meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Arbitrage or Fundamental Risk

Employing arbitrage and alternative strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades.

Below Investment Grade Securities Risk

Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Commodity Exposure Risks

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Convertible Securities Risk

The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the BCOM Index that exceed the limits.

Counterparty Risk

A fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit Risk

The issuer of a security or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as commodity exposure risks, correlation risk, counterparty risk, credit risk, illiquidity risk, interest rate risk, leveraging risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Exposure Risk

The fund may obtain exposure to equity securities. Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Fixed Income Risk

The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Foreign Securities Risk

Investing outside the U.S. carries additional risks that include:

•  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value, and emerging markets may experience periods of market illiquidity. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws and differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

•  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine that began in February 2022.

Forwards Risk

Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the fund faces the risk that its counterparties may not perform their obligations. Forward contracts also are not regulated by the Commodity Futures Trading Commission (the "CFTC") and therefore the fund will not receive any benefit of CFTC regulation when trading forwards.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Hedged Exposure Risk

A fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Although governmental financial regulators, including the Federal Reserve, maintained historically low interest rates since early 2020, interest rates have been rising and are expected to continue to increase in the near future, which could adversely affect the price and liquidity of fund investments. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Manager/Model Risk

If a fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary model used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments – including stocks, bonds and commodities – and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Options Risk

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that Credit Suisse's judgment in this respect will be correct. When the fund purchases options, it risks losing all or part of the cash paid for the options. Because option premiums paid or received by the fund indirectly are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Portfolio Turnover Risk

Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Risks of Investing in Other Funds

Other mutual funds and ETFs are subject to investment advisory and other expenses. If the fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the fund may invest. It is possible that a conflict of interest among the fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Short Position Risk

The fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

Small- and Mid-Cap Stock Risk

The fund may invest in small- and mid-cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Speculative Exposure Risk

Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked swap agreements and from writing uncovered call options are unlimited.

Subsidiary Risk

By investing in the Subsidiary, the fund is exposed indirectly to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended, the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity-linked notes. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The fund anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years (if applicable). The fund's total returns prior to February 28, 2020, as reflected in the bar chart and the table, are the returns of the fund when it followed a different investment objective and different investment strategies. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. Effective February 28, 2020, the ICE BofA US 3-Month Treasury Bill Index replaced the Credit Suisse Hedge Fund Index as the broad-based securities market index against which the fund measures its performance. Credit Suisse believes the ICE BofA US 3-Month Treasury Bill Index is more relevant to the fund's new investment objective and principal investment strategies. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-Year Total Returns Best quarter: 4.69% (Q1, 2021) Worst quarter: -3.82% (Q4, 2018) Inception date: 3/30/12

Average Annual Total Returns

Period Ended 12/31/22:	One Year 2022	Five Years 2018-2022	Ten Years 2013-2022
Class A Return before taxes	-0.04%	2.81%	2.81%
Class A Return after taxes on distributions	-0.98%	0.42%	1.11%
Class A Return after taxes on distributions and sale of fund shares	0.06%	1.10%	1.42%
Class I Return before taxes	5.81%	4.21%	3.62%
Ice Bofa Us 3-Month Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	1.45%	1.26%	0.76%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment manager: Credit Suisse Asset Management, LLC

Portfolio managers: The Quantitative Investment Strategies group ("QIS") is responsible for the day-to-day portfolio management of the Fund. Yung-Shin Kung, a Managing Director of Credit Suisse, is the lead portfolio manager of the team and has been managing the Fund since November 2015.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

Credit Suisse Asset Management, LLC. • Eleven Madison Avenue • New York, NY 10010 • 877 870 2874

MSF-SUMPRO-0223